Exhibit 10.89

Facility Offer Letter To: MFLEX Suzhou Co., Ltd: According to the application from MFLEX Suzhou Co., Ltd (?Applicant?), our bank agrees to issue this Facility Offer Letter (?Letter?) for the purpose of comprehensive credit line. The details of the Letter are listed as follows: 1. The total amount of credit line granted by the Letter should not exceed CNY 200,000,000.00 (revolving use: short-term loan; trade financing business and letter of guarantee business; undertaking capital business;) . Of such credit line, the loan interest rate of US dollar should be negotiated and determined by both parties based on lending cost in the market of US dollar on actual loan day. 2. The purpose of such loan should comply with relevant laws and regulations, supervisory rules and policies. 3. Such loan will be approved to be granted after obtaining permission of verification procedures set by our bank and in compliance with loan conditions required by our bank. 4. The authoritative institution to approve such loan is Agricultural Bank of China Suzhou Wuzhong Sub-Branch. 5. The Letter validates from the date of execution to July 1, 2016. 6. Laws of PRC shall apply to the Letter. Agricultural Bank of China Suzhou Wuzhong Sub-Branch President sign: July 1, 2013

The Price of Financing Service

Business		Price Quoted In the Market	MFLEX Price
USD	USD Loan	Negotiated by ABC and MFLEX according to the variation of market price	
	USD time deposit	Negotiated by ABC and MFLEX according to the variation of market price	
	USD Purchase	Selling Rate	Middle Rate
	USD Sale	Buying Rate	Middle Rate
	Account Fee	RMB 300.00 per year	Free
RMB	Account Fee	RMB 600.00 per year	Free
	Receipts Management	RMB 300.00 per year	Free
Remit	Outward Remittances(Overseas) Commission	1‰ of amount, Min RMB50.00, Max RMB1000.00	Free
	Outward Remittances(Overseas) Cable Charges	RMB 80.00	RMB 30.00
Import L/C	Opening	1.5‰ of amount, Min RMB500.00;0.05% of amount for per season as the expiry extend for 3 months	0.3‰ of amount, Min RMB200.00
	Amendment	RMB 200.00	
	Acceptance	1‰ of amount per month, Min RMB150.00	Free
	Dishonor	Free	
	Buty-free Guarantee	1‰ of amount for per season, Min RMB500.00	Free
DRAFT	Issue Bank Acceptance Bill	0.05‰ of amount	
Online Banking	USB-KEY	RMB 50.00 per person	Free
	Annual Charge	RMB 100.00 per person a year	Free